BAKHU HOLDINGS, CORP.

AUDIT COMMITTEE CHARTER

September 22, 2020

PURPOSE

The Audit Committee (the “Committee”) of Board of Directors (the “Board”) of Bakhu Holdings, Corp., a Nevada corporation (the “Company”), is appointed by the Board. This Audit Committee Charter (the “Charter”) specifies the scope of authority and responsibility of the Committee and amends and restates any previous charter of the Committee.

The purpose of the Committee is to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company, and to perform such other duties as may be directed to the Committee by the Board. The Committee’s role includes monitoring and overseeing the Company’s financial reporting, the Company’s management of business and financial risk, and compliance with significant legal, ethical, and regulatory requirements. The Committee is also directly responsible for the appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company. Notwithstanding these duties of the Committee, it is understood that the Committee’s responsibilities do not include planning or conducting audits or determining that the Company’s financial statements are accurate, complete, and prepared in accordance with generally accepted accounting principles. Such matters are the responsibility of management and the Company’s independent auditor. It is not the duty of the Committee to resolve disagreements between management and the independent auditor or to ensure compliance with applicable laws, regulations, or rules promulgated by the Trading Market (as defined below) (the “Trading Market Rules”).

For the purpose of this Charter, “Trading Market” means whichever of the New York Stock Exchange, the NYSE-AMEX, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, or the OTC Markets on which the common stock of the Company is listed or quoted for trading, on the date in question.

Notwithstanding anything in this Charter to the contrary, until such time as the Company has appointed the requisite minimum number of independent directors, according to the rules of the applicable Trading Market, the entire Board shall serve as the Audit Committee.

MEMBERSHIP AND PROCEDURES

Membership and Appointment. The Committee will be comprised of not fewer than two members of the Board who, to the extent required by the Trading market on which the Company’s is listed or quoted, are independent directors who can read and understand fundamental financial statements, with the exact number determined by the Board. Members of the Committee will be appointed from time to time by the Board based on recommendations from a Nominating Committee that is comprised solely of independent directors or by a majority of the independent directors. No member of the Committee may serve on more than three audit committees of publicly traded companies (including this Committee) at the same time, except as may otherwise be approved in advance by the Board. For this purpose, service on the audit committees of a parent and its substantially owned subsidiaries counts as service on a single audit committee.

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Removal and Resignation. The entire Committee or any individual Committee member may be removed from the Committee with or without cause by the affirmative vote of a majority of the Board. Any Committee member may resign from the Committee effective upon giving notice in writing or by electronic transmission to the Chairman of the Board, the Corporate Secretary, or the entire Board (unless the notice specifies a later time for the effectiveness of the resignation, in which case the resignation will be effective as of the specified time). The Board may appoint a qualified successor to take office when the resignation becomes effective.

Qualifications. Each member of the Committee will be independent as defined under the applicable Trading Market Rules and applicable rules and regulations of the Securities and Exchange Commission (the “SEC”). No member of the Committee will have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the three years immediately preceding the date of such member’s appointment. Each member of the Committee will be generally knowledgeable in financial and auditing matters and be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

Chairperson. A chairperson of the Committee (the “Chairperson”) may be designated by the Board upon the recommendation of the Nominating Committee that comprised solely of independent directors, or by a majority of the independent directors. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the Committee. The Chairperson will determine the agenda, frequency, and length of the meetings and will have unlimited access to management and information. The Chairperson will establish such other rules as he or she may from time to time deem necessary and proper for the conduct of the business of the Committee.

Secretary. The Committee may appoint a secretary whose duties and responsibilities will be to keep full and complete records of the proceedings of the Committee for the purposes of reporting Committee activities to the Board and to perform all other duties as may from time to time be assigned to him or her by the Committee or otherwise at the direction of a Committee member. If no secretary is appointed, any member of the Committee may serve as secretary of a meeting. The secretary need not be a member of the Committee or the Board. The Committee may assign the secretary’s duties to the Company’s legal counsel or to a member of the Company’s management team.

Meetings. The Committee will meet as frequently as circumstances dictate but not less frequently than quarterly. Meetings may be held in conjunction with regularly scheduled meetings of the Board or otherwise. Except as otherwise specified herein, the Committee is generally governed by the same rules regarding meetings (including meetings by telephone or similar communications equipment), written action without meetings, notice, waiver of notice, quorum, and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with any provision of the Charter, any provision of the Bylaws of the Company, the laws of the state of Nevada or any applicable law, rule, regulation, or Trading Market Rules. Minutes will be kept of each Committee meeting.

Delegation. The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any subcommittee, to the extent provided in the resolutions of the Committee, and to the extent not limited by law or the Trading Market Rules, will have and may exercise all the powers and authority of the Committee, including authority to approve of audit and non-audit services by the independent auditor. Each subcommittee will have such name as may be determined by resolution adopted by the Committee. Each subcommittee will keep regular minutes of its meetings and report the same to the Committee or the

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Board at its scheduled meetings. A subcommittee may have a published charter, as determined by the Committee.

Authority to Retain and Terminate Advisers. The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has authority to retain, at the Company’s expense, outside counsel or other experts or consultants as it deems necessary to carry out its responsibilities, including authority to approve fees, other retention terms, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee is empowered to investigate any matter brought to its attention that is within the Charter, with full power to retain outside counsel or other experts for this purpose. The Committee will be provided with appropriate funding by the Company, as the Committee determines, for the payment of compensation to outside counsel and other experts and consultants as it deems appropriate and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications. All independent auditors shall report directly to the Committee.

Annual Performance Evaluation. The Committee will evaluate its performance on an annual basis, either separately or in conjunction with an annual evaluation of the full Board. The Committee shall also review and reassess the adequacy of this Charter on an annual basis.

DUTIES AND RESPONSIBILITIES

The Committee will perform the duties and responsibilities set forth below. This is to be used as a guide, with the understanding that the Committee may alter or supplement its tasks as appropriate and as permitted by applicable law, regulation, or listing requirements.

1.The Committee will be directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditor. The Committee will have the authority to appoint, dismiss, oversee, and determine the engagement terms of the Company’s independent auditor. Annually, the Committee will retain the Company’s independent auditor, which may be subject to stockholder ratification as may be required or as the Committee may seek.

2.The Committee will preapprove the provision of all audit services and non-audit services by the independent auditor to the Company and its subsidiaries and will also approve all audit and non-audit engagement fees and terms with the independent auditor. The Committee may delegate authority to grant preapprovals to one or more Committee members, provided that the preapprovals are reported to the full Committee at its regularly scheduled meetings. The Chairperson, or other member of the Committee, will sign an engagement letter with the independent auditor.

3.In connection with the Committee’s approval of non-audit services, the Committee will consider, among other things, whether the independent auditor’s performance of any non-audit services is compatible with the independence of the independent auditor.

4.The Committee will obtain and review a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company, in order to assess the auditor’s independence, consistent with Independence Standards Board Standard 1, as amended from time to time, and other applicable standards, and any other documents or disclosures required by such standards. The report shall include a description of all services provided by the independent auditors and

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related fees. The Committee shall discuss and will actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the auditor’s objectivity and independence and will take, or recommend to the Board to take, appropriate action to oversee the independence of the independent auditor.

5.The Committee will review and discuss with the independent auditor the report by the independent auditor, which is required by Section 10A of the Securities Exchange Act of 1934, as amended, concerning:

(a)all critical accounting policies and practices to be used;

(b)alternative treatments of financial information within generally accepted accounting principles (GAAP) that have been discussed with management, ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c)any other material written communications between the independent auditor and the Company’s management.

6.The Committee will discuss the annual audited financial statements and quarterly financial statements with management, the Company’s internal finance department and the independent auditor, including the Company’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Company’s reports filed with the SEC, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and the independent auditor’s opinion with respect to the financial statements in the Form 10-K.

7.In connection with its review of the Company’s financial statements, the Committee will review and discuss with management, the internal finance staff, and the independent auditor the matters relating to the conduct of the audit required to be discussed by Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as they may be modified or supplemented, including the auditor’s judgment about the quality of the Company’s accounting principles as applied in its financial reporting.

8.Based on its review and discussions with management, the internal finance staff, and the independent auditor, the Committee will recommend to the Board whether the Company’s financial statements should be included in the Company’s Annual Report on Form 10-K and any other annual report to stockholders.

9.If applicable, the Committee will produce the Audit Committee Report required by Item 407(d) of Regulation S-K for inclusion in the Company’s proxy statement on Schedule 14A or information statement on Schedule 14C.

10.The Committee will ensure that a current copy of this Charter is available to security holders on the Company’s website. If a current copy of the Charter is not so available, the Committee will ensure that management includes a current copy of the Charter in an appendix to the Company’s proxy or information statement that is provided to security holders at least once every three fiscal years or if the Charter has been materially amended since the beginning of the Company’s latest fiscal year, unless otherwise required by the SEC or Trading Market Rules.

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11.The Committee will generally discuss earnings press releases as well as financial information and earnings guidance, if any, provided to financial analysts, investors, and rating agencies before such information is communicated publicly.

12.The Committee is expected to maintain free and open communication with the independent auditor, the internal finance staff, and management. Periodically, the Committee will meet separately with each of management, the finance staff, internal auditors, and the independent auditor.

13.The Committee will review with the independent auditor any audit problems or difficulties and management’s handling of such matters.

14.The Committee will review any situation where the Company wishes to hire an employee or former employee of the Company’s independent auditor.

15.The Committee will periodically monitor the Company’s policies with respect to financial risk assessment and risk management, particularly with respect to the Company’s potential exposure to significant liability claims or catastrophic losses (and the levels of insurance related thereto).

16.Periodically, the Committee will review with management, the finance staff, and the independent auditor the adequacy and effectiveness of, and any significant changes in, the Company’s systems and controls for monitoring and managing legal and regulatory compliance, including the Company’s disclosure controls and procedures and the Company’s internal control over financial reporting. Additionally, the Committee will review with the Company’s principal executive officer and principal financial officer how they are meeting their obligations under the certification requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (“SOX”), and review the principal executive officer’s and principal financial officer’s evaluations of the Company’s disclosure controls and procedures. The Committee will also review with the independent auditor and management steps that the Company is taking to review and assess its internal control over financial reporting in anticipation of filing the first “internal control report of management” required under Section 404 of SOX.

17.The Committee will establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding accounting or auditing matters.

18.The Committee will communicate to the Board any issues and recommendations for action with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, or the performance of the independent audit function.

19.The Committee will review with the Chief Financial Officer of the Company the scope and plan of the work to be done by the internal audit function and the results of such work.

20.The Committee will conduct an appropriate review and oversight of all related-party transactions (as that term is defined in Item 404 of Regulation S-K) on an ongoing basis and all such transactions shall be approved by the Committee or another independent body of the Board.

21.The Committee will oversee the rotation of the audit partners of the Company’s independent auditor as required by the SOX and the rules of the SEC.

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RELIANCE ON INFORMATION PROVIDED

In adopting this Charter, the Board acknowledges that the Committee members are not necessarily legal experts, are not themselves compiling the Company’s financial data or performing the audit function, and are not providing any expert or special assurance as to the Company’s legal, financial, or regulatory compliance. Each member of the Committee will be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

AMENDMENT

The Charter, and any provision contained herein, may be amended or repealed by the Board.

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